UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2019

DATE OF REPORTING PERIOD: November 1, 2018 through April 30, 2019

ITEM 1. REPORT TO SHAREHOLDERS

TIMELY INFORMATION INSIDE

Global Dynamic Income Fund (CHW)

SEMIANNUAL REPORT APRIL 30, 2019

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities24

Statement of Operations25

Statements of Changes In Net Assets26

Statement of Cash Flows27

Notes to Financial Statements28

Financial Highlights37

Report of Independent Registered
Public Accounting Firm38

About Closed-End Funds39

Managed Distribution Policy40

Automatic Dividend Reinvestment Plan40

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.0700 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2019. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Fund.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.0700 per share. We believe the Fund’s current annualized distribution rate, which was 10.06%*on a market price basis as of April 30, 2019, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a managed distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

Market Review

During the semiannual period, broad stock market barometers posted strong results, both in the U.S. and globally.1 Convertible securities rose briskly,2 and high yield corporate and investment-grade bond markets advanced at a more measured but still healthy pace.3

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/19 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0137 is paid from ordinary income or capital gains and that approximately $0.0563 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

However, the six-month period was extremely volatile, with Federal Reserve policy, trade disputes, and growth concerns driving sharp swings in investor sentiment. During the final months of 2018, markets sold off steeply. Investors worried the Federal Reserve would derail the U.S. economic recovery and hinder global growth by raising short-term rates too quickly. Trade uncertainty and global economic data further unsettled market participants.

The tide of negative sentiment quickly turned in late December as comments from the Federal Reserve alleviated concerns about additional tightening. U.S. economic data continued to be healthy and financial conditions improved. The global growth outlook brightened, helped by a contained U.S. dollar, optimism about an eventual resolution to global trade disputes, and data supporting the view that China’s economy could achieve a soft landing. Against this backdrop, stocks, convertible securities and high yield bonds rallied dramatically through the end of the reporting period.

Outlook

We believe there is still real fundamental strength in the U.S. economy, as fiscal policy provides a wind in the sails for businesses. Unemployment is low, inflation is contained and corporate earnings are healthy. Consumers can continue to fuel growth, as they benefit from wage growth, manageable debt levels and employment gains. The Federal Reserve has affirmed its commitment to maintaining a patient approach to short-term interest rates.

Outside the U.S., economic data looks more encouraging than it did at the start of 2019. We may well see a pickup in the second half of the year, with accommodative global monetary policy, a contained dollar and U.S. growth providing tailwinds. Of course, the path of U.S.-China trade policy will influence what we see next, but a resolution is not out of reach.

Ongoing economic growth sets the stage for additional upside in stocks, convertible securities and high yield bonds. Yet, despite the favorable economic backdrop, we believe investors should be prepared for persistent volatility and episodic selloffs, such as the downturn that occurred in May of 2019 in the stock and high yield markets. A variety of political and geopolitical uncertainties—including tensions in the Middle East, election unknowns, and trade—are likely to stoke turbulence.

Letter to Shareholders

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   3

Asset allocation for long-term goals

Elevated volatility can be an unwelcomed prospect for investors. However, the flipside of volatility is opportunity. I have invested through many periods of market turmoil: the 1973–1974 crash, Black Monday in 1987, and the collapse of the dot.com bubble, to name just a few. In all of these markets, there were opportunities—to sell into strength or to pick up an attractive position at a lower price. Our investment teams are following just such an approach, drawing on Calamos Investments’ decades of proprietary research and risk-management strategies.

As I’ve discussed in past letters to shareholders, repositioning your portfolio quickly in response to short-term market changes can be a dangerous strategy. Far too often, investors catch the downside in the market, only to be on the sidelines when markets rally. Instead, I encourage you to work with your financial advisor to ensure that your investment portfolio reflects your risk tolerance and investment goals. With the right funds at the core of an allocation, it may be easier to stay invested through short-term volatility.

Conclusion

Thank you for your continued trust in Calamos Investments. We look forward to helping you pursue your financial objectives in the years to come.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned 9.67% for the six-month period ending April 30, 2019. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period ending April 30, 2019, the index returned 9.76%.

2The ICE BofAML All U.S. Convertibles Ex Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 9.44% for the six-month period ending April 30, 2019. The Thomson Reuters Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned 7.58% for the six-month period ending April 30, 2019.

3The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2019, the index returned 5.49%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 5.54% for the six-month period ending April 30, 2019. The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 2.52% for the six-month period ending April 30, 2019.

Duration is a measure of interest rate risk, with higher duration indicative of increased sensitivity to changes in interest rates.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

The Calamos Closed-End Funds: An Overview

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Investment Team Discussion

6   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/19

Common Shares – Inception 6/27/07
	6 Months*	1 Year	Since Inception
On Market Price	16.31%	0.88%	5.04%
On NAV	9.83%	2.73%	5.39%
*Not annualized.

SECTOR WEIGHTINGS

Financials	16.1%
Information Technology	13.5
Communication Services	13.3
Consumer Discretionary	10.1
Energy	9.6
Health Care	9.4
Industrials	6.2
Consumer Staples	5.4
Materials	3.4
Utilities	3.4
Real Estate	1.2
Other	0.1
Airlines	0.0

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL DYNAMIC INCOME FUND (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income product that seeks to provide an attractive monthly distribution with a secondary objective of capital appreciation. We believe the Fund offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we draw upon our team’s wide-ranging experience in multiple asset classes. We utilize a highly flexible approach by investing in equities, convertible securities and high yield bonds. We may also employ a “covered call” strategy to both mitigate equity risk and enhance income opportunities. We may also employ an alternative strategy such as convertible arbitrage Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed income funds. The allocation to each asset class and strategy is dynamic, reflecting our view of the economic landscape and the potential of individual securities. By combining asset classes and strategies, we believe that we are well positioned to generate income and capital gains. The broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. For the period, our participation in equity markets was beneficial to the overall performance of the Fund.

We invest in both U.S. and non-U.S. companies, with at least 40% of assets invested in foreign corporations. We emphasize companies with reliable debt servicing, respectable balance sheets and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund returned 9.83% on a net asset value (NAV) basis for the six-month period ended April 30, 2019. On a market price basis, the Fund returned 16.31%. For the sake of comparison to the broader global markets, the MSCI EAFE Index returned 7.73%, the MSCI World Index returned 9.16%, and the S&P 500 Index gained 9.76% during the period.

At the end of the reporting period, the Fund’s shares traded at a 0.72% premium to NAV.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price can be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Investment Team Discussion

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the six-month period.

Within this Fund, we employ a managed distribution policy with the goal of providing shareholders a consistent distribution stream. In each month of the period, the Fund distributed $0.0700 per share, resulting in a current annualized distribution rate of 10.06% of market price as of April 30, 2019.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2019, the dividend yield of S&P 500 Index stocks averaged approximately 1.92%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.51% and 2.93%, respectively.

What factors influenced performance over the reporting period?

The Fund has the ability to invest in a range of strategies including convertible securities, high yield, U.S. equities, international equities and convertible arbitrage. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we were able to maintain our exposure to the equity markets through our convertible holdings, which allowed us to participate in the general upward trajectory of equities in a risk-managed manner. Broad improvements in both domestic and global equity and fixed income markets contributed to the Fund’s strong performance over the period. Price performance was enhanced by good valuations in the stock relative to the NAV earlier in the period, which served as an enticement to many investors.

The Fund’s U.S. equity sleeve underperformed relative to the S&P 500 Index, as selection in communication services (specifically a slight overweight and selection in interactive media & services) contributed to performance. In addition, our selection and underweight in health care (biotechnology) was additive.

Conversely, our overweight and selection in energy (oil & gas equipment & services) impeded performance relative to the index. In addition, our selection and underweight in industrials (namely railroads selection) was not helpful.

The Fund’s global equity sleeve underperformed relative to the MSCI World Index. Our selection and overweight in information technology (namely an overweight in application software) was helpful. Our selection in energy, namely oil and gas exploration and production, also proved beneficial.

ASSET ALLOCATION AS OF 4/30/19

Investment Team Discussion

8   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

On the flipside, our selection in real estate (specifically in real estate operating companies) weighed on performance. In addition, our selection in consumer discretionary, specifically in automobile manufacturers, also weighed on results.

The Fund’s international sleeve outperformed relative to the MSCI EAFE Index. Our underweight and selection in financials (asset management & custody banks) was beneficial relative to the index. Selection in consumer discretionary (namely an overweight in home furnishing retail) was also helpful.

Conversely, selection in information technology (overweight in communications equipment) impeded performance relative to the MSCI EAFE Index. In addition, our selection in industrials (notably in electrical components & equipment) hindered return.

Convertible Arbitrage entails owning a convertible bond long and then shorting its underlying stock. It is employed as a strategy to enhance returns. The convertible arbitrage portion of the Fund contributed positive monthly results, even when the market dropped dramatically in December.

After hiking interest rates four times during the previous fiscal year, the Federal Reserve hiked interest rates once again in December before pausing. As investors grew wary of a Fed that might overtighten, the Fed announced that it had revised its expectation to zero additional 2019 rate increases, and it would reduce the amount of balance sheet normalization—in this environment interest rates declined. The 3-year U.S. Treasury yield declined from 2.93% to 2.24%, while the 5-year U.S. Treasury yield moved from 2.98% to 2.28%. The 10-year U.S. Treasury yield declined from 3.15% to 2.51%. Credit spreads finished the period largely where they began with JPMorgan reporting a 3 basis points spread contraction to 418 basis points over U.S. Treasuries during the period.

Rising interest rates provided mixed results for convertible arbitrage during the period. From a positive standpoint, the 25 basis points increase to the fed funds rate in December meant that the overnight interest received on the cash received from our short stock positions moves higher. From a challenging standpoint, higher interest rates held back the bond value of our long convertible holdings.

Though the CBOE Volatility Index (VIX) declined from 22.23 at the beginning of the period to 13.11 at the end, it reached a high of 36.07 on December 24. The volatility was beneficial to the fund in terms of increased opportunities for rebalancing in convertible arbitrage.

Cheapening convertible valuations were a drag on the convertible arbitrage strategy toward period end. The average convertible in the ICE BofAML All U.S. Convertible Index (VXA0) traded at a 2.15% average discount, cheaper than the 1.59% discount at the beginning of the reporting period.

How is the Fund positioned?

We continued to find opportunities across asset classes. We maintained a preference for larger-cap, growth-oriented companies with global presence and geographically diversified revenue streams. We believe that such companies are well positioned to capitalize on the global and U.S. growth trends we see. In keeping with an emphasis on risk management, we focus on companies that we believe have respectable balance sheets, solid free cash flows, reliable debt servicing, and good prospects for sustainable growth as a result of consumer confidence and income.

Investment Team Discussion

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   9

The portfolio’s largest allocations—in absolute terms—are found in the information technology, communication services and financial sectors. We believe that many information technology companies offer compelling fundamentals and participation in secular growth trends. Likewise, they are beneficiaries of the health of the U.S. consumer. Concerning communication services, we believe that companies in the sector should benefit from higher employment, improved consumer sentiment and relatively low interest rates. In addition, we believe that our exposure to financial companies will do well in a lower regulatory environment and one that is supported by a healthy U.S. consumer. Conversely, we are maintaining relatively low exposures to utilities and real estate, which we believe are fully valued at this point in the cycle.

As noted, we pursue a risk-managed approach to total return. This said, the portfolio includes a blend of high yield and investment grade credits. We take a very selective approach to CCC-rated credits. Given our view that economic growth should be closely monitored, we believe it is particularly important to favor companies that offer the best prospects for reliable debt servicing.

We believe that this is an environment that is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. Over the period, in spite of a cost increase due to rising interest rates in 2018, our use of leverage enjoyed a favorable reinvestment dynamic for our shareholders. As of April 30, 2019, our amount of leveraged assets was approximately 33%.

What are your closing thoughts for Fund shareholders?

Given our outlook for a continued period of moderate economic growth, at least in the short-term, we favor quality growth companies over cyclicals. Favorable factors within the U.S. include solid job creation, low interest rates, healthy consumer confidence and income, limited inflationary pressures. We are emphasizing investments in companies with solid cash flow generation and stronger balance sheets. From a thematic and sector perspective, we see opportunities in the technology sector, consumer discretionary companies tied to U.S. and global consumption, and companies positioned to benefit from improving fundamentals. We are also optimistic about financials, as we believe that many of these companies are favorably valued and positioned to grow revenues based on lower regulations and a healthy U.S. consumer. We are also cautious about companies in the real estate and utilities sectors. We believe they may be fully valued as investors seek those stocks for income rather than growth. We are selective regarding the health care sector, favoring diversified companies that are more product growth-oriented versus those relying on pricing to achieve earning growth. We believe our active, risk-managed investment approach positions us to take advantage of the volatility, as well as opportunities in global equities and convertible securities.

We believe that fiscal policy and geopolitical concerns are likely to remain a focal point of market anxiety. However, we also believe that the Fed’s policy will try to be accommodative toward fiscal growth in spite of their desire to normalize interest rates by market factors as opposed to stimulus. In our view, equities continue to offer compelling risk/reward characteristics, as we seek companies that have attractively valued fundamentals and are benefiting from the wealth and continued confidence of the U.S. consumer. That said, ongoing risk assessment through an actively managed portfolio is imperative during times of continued market volatility to optimize returns.

Schedule of Investments April 30, 2019 (Unaudited)

10 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Corporate Bonds (25.0%)
Airlines (0.0%)
147,864	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	$156,004

Communication Services (3.5%)
250,000	Altice Financing, SA* 7.500%, 05/15/26	253,415
725,000	Altice France, SA* 7.375%, 05/01/26	736,731
	Altice Luxembourg, SA*
200,000	7.750%, 05/15/22^	203,870
200,000	7.625%, 02/15/25	187,686
1,825,000	America Movil, SAB de CV^ 5.000%, 03/30/20	1,861,226
140,000	Arrow Bidco, LLC* 9.500%, 03/15/24	138,932
350,000	Belo Corp. 7.250%, 09/15/27	377,498
	Cincinnati Bell, Inc.*
370,000	8.000%, 10/15/25	341,791
125,000	7.000%, 07/15/24^	115,539
75,000	CommScope, Inc.*^ 8.250%, 03/01/27	81,305
215,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	204,290
	CSC Holdings, LLC*
1,060,000	5.500%, 04/15/27µ	1,094,111
460,000	5.500%, 05/15/26µ	473,724
300,000	7.500%, 04/01/28^	327,764
1,656,000	Embarq Corp.µ 7.995%, 06/01/36	1,635,300
140,000	Entercom Media Corp.* 6.500%, 05/01/27	142,966
	Frontier Communications Corp.
920,000	11.000%, 09/15/25^	596,855
689,000	7.625%, 04/15/24	381,499
285,000	8.500%, 04/01/26*	269,225
140,000	8.000%, 04/01/27*^	145,172
	Gray Television, Inc.*
195,000	5.875%, 07/15/26^	201,148
140,000	7.000%, 05/15/27	151,554
	Hughes Satellite Systems Corp.^
245,000	6.625%, 08/01/26	248,267
80,000	5.250%, 08/01/26µ	80,543
	Inmarsat Finance, PLC*
425,000	4.875%, 05/15/22µ	429,786
275,000	6.500%, 10/01/24^	289,824
	Intelsat Jackson Holdings, SA
505,000	9.750%, 07/15/25*	521,188
285,000	5.500%, 08/01/23^	258,103
241,000	8.000%, 02/15/24*^	251,711
135,000	MDC Partners, Inc.*^ 6.500%, 05/01/24	114,674

PRINCIPAL AMOUNT		VALUE
350,000	Nexstar Broadcasting, Inc.*^ 5.625%, 08/01/24	$355,698
390,000	Qwest Corp.^ 6.875%, 09/15/33	390,470
165,000	SBA Communications Corp. 4.000%, 10/01/22	166,443
	Sprint Corp.
1,100,000	7.875%, 09/15/23	1,147,603
830,000	7.125%, 06/15/24	834,150
350,000	7.625%, 03/01/26^	350,571
105,000	7.250%, 09/15/21	110,141
370,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	374,013
215,000	Telecom Italia Capital, SAµ 6.000%, 09/30/34	199,373
580,000	United States Cellular Corp.µ 6.700%, 12/15/33	618,306
200,000	Wind Tre, S.p.A.* 5.000%, 01/20/26	184,677
	Windstream Services, LLC / Windstream Finance Corp.@
115,000	7.750%, 10/01/21	25,199
42,000	10.500%, 06/30/24*	29,393
140,000	Zayo Group, LLC / Zayo Capital, Inc.* 5.750%, 01/15/27	142,199
		17,043,933

Consumer Discretionary (4.9%)
210,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 9.875%, 04/01/27	218,628
335,000	Beverages & More, Inc.* 11.500%, 06/15/22	247,615
355,000	Boyd Gaming Corp.^ 6.000%, 08/15/26	369,267
390,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	382,118
	CCO Holdings, LLC / CCO Holdings Capital Corp.
735,000	5.125%, 05/01/27*^	747,179
285,000	5.750%, 09/01/23	291,750
135,000	5.000%, 02/01/28*^	134,948
	Century Communities, Inc.
611,000	6.875%, 05/15/22	624,638
190,000	5.875%, 07/15/25	188,733
950,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	996,868
	DISH DBS Corp.^
330,000	7.750%, 07/01/26	295,840
195,000	5.875%, 11/15/24	168,697
700,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	724,622

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
350,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	$352,758
350,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	369,828
310,000	goeasy, Ltd.µ* 7.875%, 11/01/22	325,987
500,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	487,438
345,000	International Game Technology, PLC*^ 6.250%, 01/15/27	362,547
	L Brands, Inc.^
781,000	6.875%, 11/01/35	697,484
165,000	5.250%, 02/01/28µ	147,468
	Lennar Corp.µ
325,000	5.250%, 06/01/26	339,022
235,000	6.625%, 05/01/20	243,680
375,000	Liberty Interactive, LLC 8.250%, 02/01/30	388,470
340,000	M/I Homes, Inc.^ 5.625%, 08/01/25	335,243
	Mattel, Inc.
320,000	6.750%, 12/31/25*^	320,931
10,000	2.350%, 08/15/21	9,630
350,000	Mclaren Finance, PLC* 5.750%, 08/01/22	344,540
45,000	Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	45,106
	Meritage Homes Corp.
800,000	7.150%, 04/15/20	828,824
652,000	7.000%, 04/01/22	702,184
	Penske Automotive Group, Inc.
345,000	5.500%, 05/15/26^	347,053
160,000	5.375%, 12/01/24	162,548
	PetSmart, Inc.*^
280,000	5.875%, 06/01/25	254,104
65,000	8.875%, 06/01/25	57,862
	Rite Aid Corp.
745,000	7.700%, 02/15/27	463,092
215,000	6.125%, 04/01/23*^	183,090
1,511,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	1,831,317
275,000	Salem Media Group, Inc.* 6.750%, 06/01/24	247,603
352,000	Sally Holdings, LLC / Sally Capital, Inc.µ 5.625%, 12/01/25	351,345
1,000,000	Service Corp. International 8.000%, 11/15/21	1,093,320
400,000	Sotheby’s* 4.875%, 12/15/25	392,728
280,000	Staples, Inc.*^ 7.500%, 04/15/26	280,420

PRINCIPAL AMOUNT		VALUE
260,000	Taylor Morrison Communities Corp. 6.625%, 05/15/22	$268,900
5,575,000	Toyota Motor Corp.µ^ 3.419%, 07/20/23	5,733,469
129,329	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	135,917
295,000	VOC Escrow, Ltd.*^ 5.000%, 02/15/28	294,037
		23,788,848

Consumer Staples (1.4%)
	Albertsons Companies, LLC / Safeway, Inc. / New Albertsons, LP / Albertson’s, LLC^
355,000	5.750%, 03/15/25	353,369
210,000	7.500%, 03/15/26*	223,431
140,000	Dean Foods Company* 6.500%, 03/15/23	73,807
215,000	Energizer Holdings, Inc.*^ 6.375%, 07/15/26	222,459
340,000	Fresh Market, Inc.* 9.750%, 05/01/23	261,203
	JBS USA LUX, SA / JBS USA Finance, Inc.*
2,170,000	7.250%, 06/01/21	2,179,147
525,000	6.750%, 02/15/28	555,237
70,000	5.875%, 07/15/24	71,916
550,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.µ* 6.500%, 04/15/29	581,622
	New Albertson’s, Inc.
285,000	7.450%, 08/01/29	267,275
235,000	7.750%, 06/15/26	224,087
180,000	8.000%, 05/01/31	170,692
	Pilgrim’s Pride Corp.*
405,000	5.875%, 09/30/27	419,327
145,000	5.750%, 03/15/25	148,571
	Post Holdings, Inc.*^
310,000	5.750%, 03/01/27	318,669
72,000	5.625%, 01/15/28	72,943
	Simmons Foods, Inc.*
291,000	7.750%, 01/15/24	311,182
170,000	5.750%, 11/01/24	156,439
		6,611,376

Energy (3.2%)
210,000	Apergy Corp.^ 6.375%, 05/01/26	217,483
110,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	108,350
365,000	Brazos Valley Longhorn, LLC / Brazos Valley Longhorn Finance Corp. 6.875%, 02/01/25	367,296

Schedule of Investments April 30, 2019 (Unaudited)

12 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
210,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	$199,603
365,000	Buckeye Partners, LPµ‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	337,452
580,000	Calfrac Holdings, LP* 8.500%, 06/15/26	488,369
300,000	California Resources Corp.*^ 8.000%, 12/15/22	229,503
443,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	431,670
350,000	Chaparral Energy, Inc.*^ 8.750%, 07/15/23	259,392
295,000	Cheniere Energy Partners, LP*^ 5.625%, 10/01/26	305,132
	Chesapeake Energy Corp.^
380,000	8.000%, 01/15/25	385,062
270,000	7.000%, 10/01/24	267,581
145,000	Comstock Resources, Inc.*^ 9.750%, 08/15/26	132,794
410,000	DCP Midstream Operating, LP*^‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	382,760
155,000	DCP Midstream, LP^‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	153,283
	Denbury Resources, Inc.
310,000	5.500%, 05/01/22	240,749
280,000	7.500%, 02/15/24*^	259,427
225,000	9.250%, 03/31/22*	228,932
135,000	Diamond Offshore Drilling, Inc. 7.875%, 08/15/25	131,483
	Energy Transfer Operating, LPµ
800,000	5.597%, 11/01/66‡ 3 mo. USD LIBOR + 3.02%	663,956
500,000	5.875%, 01/15/24	546,230
300,000	5.500%, 06/01/27	325,942
	Enterprise Products Operating, LLCµ‡
470,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	449,712
155,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	144,283
	EP Energy, LLC / Everest Acquisition Finance, Inc.*
255,000	9.375%, 05/01/24	92,747
210,000	7.750%, 05/15/26^	187,263
	Genesis Energy, LP / Genesis Energy Finance Corp.
375,000	6.250%, 05/15/26^	371,792
360,000	6.500%, 10/01/25	362,194
	Gulfport Energy Corp.
325,000	6.375%, 05/15/25	286,543
225,000	6.000%, 10/15/24^	198,238

PRINCIPAL AMOUNT		VALUE
285,000	Halcon Resources Corp. 6.750%, 02/15/25	$183,910
400,000	HighPoint Operating Corp. 7.000%, 10/15/22	389,440
480,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	478,934
350,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	357,397
485,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	440,938
	Moss Creek Resources Holdings, Inc.*
135,000	10.500%, 05/15/27	138,125
135,000	7.500%, 01/15/26^	123,966
230,000	Nine Energy Service, Inc.*^ 8.750%, 11/01/23	238,042
35,174	Northern Oil and Gas, Inc. 9.500%, 05/15/23 9.500% PIK rate	37,127
260,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	254,335
365,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	356,395
210,000	PDC Energy, Inc.^ 5.750%, 05/15/26	210,487
300,000	Petroleum Geo-Services, ASA* 7.375%, 12/15/20	299,923
270,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	259,806
145,000	QEP Resources, Inc.^ 5.625%, 03/01/26	136,151
450,000	SESI, LLC^ 7.750%, 09/15/24	332,514
150,000	SM Energy Company^ 6.750%, 09/15/26	144,288
220,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.µ* 6.500%, 07/15/27	236,107
75,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	72,506
70,875	Transocean Pontus, Ltd.* 6.125%, 08/01/25	73,083
345,000	Transocean, Inc.*^ 7.500%, 01/15/26	341,597
365,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*^ 8.750%, 04/15/23	285,421
550,000	W&T Offshore, Inc.* 9.750%, 11/01/23	560,425

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
765,000	Weatherford International, Ltd. 8.250%, 06/15/23	$540,668
375,000	Whiting Petroleum Corp.^ 6.625%, 01/15/26	374,130
		15,620,936

Financials (3.0%)
715,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	648,523
170,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust^ 5.000%, 10/01/21	176,791
920,000	Ally Financial, Inc. 8.000%, 11/01/31	1,181,073
350,000	Amwins Group, Inc.* 7.750%, 07/01/26	352,326
	Ardonagh Midco 3, PLC*
650,000	8.625%, 07/15/23^	539,588
200,000	8.625%, 07/15/23	166,241
550,000	AssuredPartners, Inc.* 7.000%, 08/15/25	520,666
190,000	Bank of America Corp.µ‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	196,593
345,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	350,209
130,000	Charles Schwab Corp.µ‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	126,632
350,000	Credit Acceptance Corp.*^ 6.625%, 03/15/26	368,415
340,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	342,122
375,000	HUB International, Ltd.* 7.000%, 05/01/26	378,484
500,000	ILFC E-Capital Trust II*‡ 4.850%, 12/21/65 3 mo. USD LIBOR + 1.80%	387,352
620,000	Iron Mountain, Inc.*^ 5.250%, 03/15/28	612,269
	Jefferies Finance, LLC*
914,000	7.250%, 08/15/24	903,580
600,000	7.375%, 04/01/20	601,602
325,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*^ 5.250%, 10/01/25	324,275
260,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	265,218
350,000	Lions Gate Capital Holdings, LLC* 6.375%, 02/01/24	366,725
355,000	LPL Holdings, Inc.* 5.750%, 09/15/25	362,279

PRINCIPAL AMOUNT		VALUE
645,000	MetLife, Inc.^ 6.400%, 12/15/66	$713,915
715,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	716,573
550,000	Navient Corp.^ 6.750%, 06/25/25	563,588
290,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	292,189
625,000	Oil Insurance, Ltd.*‡ 5.574%, 06/30/19 3 mo. USD LIBOR + 2.98%	608,325
210,000	Realogy Group, LLC / Realogy Co-Issuer Corp.*^ 4.875%, 06/01/23	200,542
375,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	379,935
	Springleaf Finance Corp.
497,000	6.875%, 03/15/25^	533,780
350,000	7.125%, 03/15/26	376,238
365,000	Starwood Property Trust, Inc.µ 4.750%, 03/15/25	366,589
170,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	170,750
785,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	768,009
		14,861,396

Health Care (2.8%)
679,000	Acadia Healthcare Company, Inc.^ 6.500%, 03/01/24	702,005
	Bausch Health Americas, Inc.*^
790,000	8.500%, 01/31/27	862,826
350,000	9.250%, 04/01/26	390,019
	Bausch Health Cos., Inc.*^
750,000	9.000%, 12/15/25	831,176
70,000	5.750%, 08/15/27	73,137
	CHS/Community Health Systems, Inc.
1,810,000	8.125%, 06/30/24*^	1,353,364
225,000	6.250%, 03/31/23^	219,358
140,000	8.000%, 03/15/26*	136,385
765,000	DaVita, Inc.^ 5.125%, 07/15/24	766,553
825,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.* 6.000%, 07/15/23	673,592
	HCA, Inc.
1,355,000	5.375%, 02/01/25^	1,427,696
795,000	5.875%, 05/01/23^	853,886
315,000	7.500%, 11/06/33	364,102

Schedule of Investments April 30, 2019 (Unaudited)

14 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
363,000	Horizon Pharma USA, Inc.* 8.750%, 11/01/24	$393,374
660,000	Magellan Health, Inc.µ 4.900%, 09/22/24	644,058
480,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	377,410
210,000	Par Pharmaceutical, Inc.*^ 7.500%, 04/01/27	218,275
165,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	140,639
	Tenet Healthcare Corp.
410,000	4.625%, 07/15/24^	411,603
350,000	6.250%, 02/01/27*	365,228
145,000	6.875%, 11/15/31	133,921
450,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	423,139
	Teva Pharmaceutical Finance Netherlands III, BV
1,565,000	6.000%, 04/15/24^	1,597,505
225,000	2.800%, 07/21/23µ	204,701
215,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	208,771
		13,772,723

Industrials (2.7%)
450,000	ACCO Brands Corp.* 5.250%, 12/15/24	448,072
	Allison Transmission, Inc.*
275,000	4.750%, 10/01/27µ	270,104
165,000	5.000%, 10/01/24µ	166,978
70,000	5.875%, 06/01/29^	72,114
360,000	Arconic, Inc.^ 5.125%, 10/01/24	371,957
409,290	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	404,487
137,000	Avolon Holdings Funding, Ltd.µ* 5.250%, 05/15/24	143,388
365,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	351,679
540,000	Bombardier, Inc.*^ 7.500%, 03/15/25	543,491
	Covanta Holding Corp.
425,000	5.875%, 03/01/24	438,283
70,000	5.875%, 07/01/25	71,946
390,000	Delphi Technologies, PLC*^ 5.000%, 10/01/25	358,410
590,000	Fly Leasing, Ltd. 5.250%, 10/15/24	575,067
750,000	Garda World Security Corp.* 7.250%, 11/15/21	752,137

PRINCIPAL AMOUNT		VALUE
	Golden Nugget, Inc.*
370,000	6.750%, 10/15/24	$378,898
315,000	8.750%, 10/01/25^	329,655
360,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	380,704
480,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	490,286
	Hertz Corp.
210,000	7.375%, 01/15/21	210,262
65,000	7.625%, 06/01/22*^	67,229
330,000	Icahn Enterprises, LPµ 6.750%, 02/01/24	346,863
200,000	James Hardie International Finance, Ltd.µ*^ 4.750%, 01/15/25	200,590
400,000	Jeld-Wen, Inc.*^ 4.625%, 12/15/25	383,296
210,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	204,806
560,000	Meritor, Inc.^ 6.250%, 02/15/24	577,598
505,000	Navistar International Corp.* 6.625%, 11/01/25	516,708
	Park Aerospace Holdings, Ltd.*
215,000	4.500%, 03/15/23µ	217,803
145,000	5.500%, 02/15/24	152,881
665,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	667,421
	Scientific Games International, Inc.*
360,000	5.000%, 10/15/25^	358,724
140,000	8.250%, 03/15/26	145,095
70,000	Summit Materials, LLC / Summit Materials Finance Corp.*^ 6.500%, 03/15/27	72,477
205,000	Tennant Company 5.625%, 05/01/25	211,164
75,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	69,032
200,000	TransDigm UK Holdings, PLC* 6.875%, 05/15/26	201,263
	TransDigm, Inc.*
355,000	6.250%, 03/15/26	370,079
350,000	7.500%, 03/15/27^	361,438
	United Rentals North America, Inc.
345,000	5.875%, 09/15/26^	360,970
265,000	4.875%, 01/15/28µ^	263,635
140,000	6.500%, 12/15/26µ	150,039
195,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	194,899
350,000	XPO Logistics, Inc.µ*^ 6.750%, 08/15/24	362,626
		13,214,554

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE

Information Technology (1.6%)
553,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	$566,280
5,210,000	Apple, Inc.µ^ 2.000%, 11/13/20	5,174,389
345,000	CommScope Technologies, LLC* 6.000%, 06/15/25	351,369
635,000	Dell International, LLC / EMC Corp.*^ 6.020%, 06/15/26	689,223
425,000	Entercom Media Corp.*^ 7.250%, 11/01/24	440,449
350,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	310,268
340,000	VFH Parent, LLC* 6.750%, 06/15/22	351,903
		7,883,881

Materials (1.3%)
536,000	AK Steel Corp.^ 6.375%, 10/15/25	453,558
280,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	302,277
1,170,000	ArcelorMittal, SAµ 7.000%, 10/15/39	1,347,097
500,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	505,448
140,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	141,817
	First Quantum Minerals, Ltd.*
232,000	7.000%, 02/15/21^	236,360
200,000	7.250%, 04/01/23	197,936
400,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	405,200
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	220,371
140,000	Kinross Gold Corp.µ 4.500%, 07/15/27	135,530
70,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	71,918
335,000	New Gold, Inc.*^ 6.375%, 05/15/25	269,611
1,335,000	PBF Holding Company, LLC / PBF Finance Corp.^ 7.250%, 06/15/25	1,379,075
	United States Steel Corp.^
515,000	6.875%, 08/15/25	486,098
150,000	6.250%, 03/15/26	134,846
		6,287,142

PRINCIPAL AMOUNT			VALUE

Real Estate (0.2%)
360,000		CBL & Associates, LP^ 5.250%, 12/01/23	$261,780
345,000		Forestar Group, Inc.* 8.000%, 04/15/24	355,110
575,000		MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	577,245
			1,194,135

Utilities (0.4%)
145,000		NGPL PipeCo, LLCµ* 4.875%, 08/15/27	149,850
		NRG Energy, Inc.^
228,000		5.750%, 01/15/28	241,624
175,000		6.625%, 01/15/27	187,271
685,000		PPL Capital Funding, Inc.µ^‡ 5.266%, 03/30/67 3 mo. USD LIBOR + 2.67%	640,002
140,000		Talen Energy Supply, LLC* 10.500%, 01/15/26	146,912
360,000		TerraForm Power Operating, LLC* 5.000%, 01/31/28	355,842
305,000		Vistra Energy Corp.* 8.125%, 01/30/26	333,060
			2,054,561
		Total Corporate Bonds (Cost $124,449,888)	122,489,489

Convertible Bonds (38.0%)
Communication Services (2.3%)
100,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	123,035
20,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	192,949
1,500,000		Gannett Company, Inc.µ 4.750%, 04/15/24	1,552,740
5,821,000		GCI Liberty, Inc.µ* 1.750%, 09/30/46	6,578,953
285,000		Liberty Media Corp.µ 1.375%, 10/15/23	332,733
2,450,000		Twitter, Inc.*^ 0.250%, 06/15/24	2,471,707
			11,252,117

Consumer Discretionary (4.1%)
2,200,000		Baozun, Inc.* 1.625%, 05/01/24	2,477,222
		Ctrip.com International, Ltd.
2,500,000		1.990%, 07/01/25^	2,804,750
550,000		1.000%, 07/01/20	565,469
115,000		1.250%, 09/15/22^	117,576

Schedule of Investments April 30, 2019 (Unaudited)

16 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
		DISH Network Corp.
331,000		3.375%, 08/15/26	$303,883
325,000		2.375%, 03/15/24	282,693
2,044,000		GOL Equity Finance, SA* 3.750%, 07/15/24	1,810,984
170,000		Guess, Inc.µ* 2.000%, 04/15/24	177,783
20,000,000	JPY	HIS Company, Ltd. 0.000%, 08/30/19	179,750
20,000,000	JPY	Iida Group Holdings Company, Ltd. 0.000%, 06/18/20	178,160
162,000		Liberty Expedia Holdings, Inc.*^ 1.000%, 06/30/47	162,953
		Liberty Interactive, LLC
696,677		4.000%, 11/15/29	488,621
480,000		3.750%, 02/15/30	335,422
4,365,000		NIO, Inc.* 4.500%, 02/01/24	3,355,594
165,000		Quotient Technology, Inc. 1.750%, 12/01/22	153,680
190,000		RH*^ 0.000%, 06/15/23	166,018
168,500	EUR	SEB, SA 0.000%, 11/17/21	376,549
200,000		Shanghai Port Group BVI Holding Company, Ltd. 0.000%, 08/09/22	204,485
500,000	EUR	Steinhoff Finance Holding GmbH@ 1.250%, 10/21/23	252,918
		Tesla, Inc.
5,301,000		2.375%, 03/15/22~	5,450,011
333,000		1.250%, 03/01/21	327,510
			20,172,031

Consumer Staples (0.2%)
1,000,000		Carrefour, SAµ 0.000%, 03/27/24	965,320

Energy (4.5%)
3,300,000		Nabors Industries, Inc. 0.750%, 01/15/24	2,406,311
172,000		SM Energy Company 1.500%, 07/01/21	160,037
		SunEdison, Inc.@
2,261,000		0.250%, 01/15/20*	69,741
275,000		2.000%, 10/01/18	8,482
11,400,000		TOTAL, SAµ^ 0.500%, 12/02/22	12,144,762
6,000,000		Tullow Oil Jersey, Ltd.µ 6.625%, 07/12/21	7,208,430
			21,997,763

Financials (8.8%)
36,000,000	JPY	AEON Financial Service Company, Ltd. 0.000%, 09/13/19	325,457

PRINCIPAL AMOUNT			VALUE
3,100,000	EUR	AURELIUS Equity Opportunities SE & Co., KGaA 1.000%, 12/01/20	$3,694,811
880,000		AXA, SAµ* 7.250%, 05/15/21	962,966
600,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	638,609
662,400	EUR	Credit Agricole, SA 0.000%, 10/03/19	566,178
300,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	337,653
		JPMorgan Chase Bank, N.A.
69,000,000	HKD	0.000%, 10/29/20*	10,808,956
17,300,000		0.000%, 12/30/20	20,323,867
300,000	EUR	LEG Immobilien, AG 0.875%, 09/01/25	385,891
480,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	4,341,610
350,000		Prospect Capital Corp. 4.950%, 07/15/22	346,656
210,000		Starwood Property Trust, Inc. 4.375%, 04/01/23	210,382
			42,943,036

Health Care (3.1%)
4,700,000	EUR	Bayer Capital Corp., BV 5.625%, 11/22/19	4,028,498
277,000		BioMarin Pharmaceutical, Inc.µ 1.500%, 10/15/20	311,315
3,275,000	CAD	Canopy Growth Corp.* 4.250%, 07/15/23	3,786,039
2,462,000		DexCom, Inc.*^ 0.750%, 12/01/23	2,569,700
300,000	EUR	Fresenius, SE & Company KGaA 0.000%, 09/24/19	362,862
200,000	EUR	GN Store Nord, A/S 0.000%, 05/31/22	304,054
235,000		Illumina, Inc.µ 0.000%, 06/15/19	287,761
73,000		Innoviva, Inc.µ 2.500%, 08/15/25	78,373
200,000		Insulet Corp.µ* 1.375%, 11/15/24	227,447
135,000		Neurocrine Biosciences, Inc.µ 2.250%, 05/15/24	163,520
220,000		NuVasive, Inc. 2.250%, 03/15/21	252,040
135,000		Pacira BioSciences, Inc. 2.375%, 04/01/22	135,261
171,000		Tabula Rasa HealthCare, Inc.* 1.750%, 02/15/26	178,379
190,000		Teladoc Health, Inc.*^ 1.375%, 05/15/25	254,619

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT			VALUE
2,030,000		Wright Medical Group, Inc. 2.000%, 02/15/20	$2,204,235
			15,144,103

Industrials (2.2%)
40,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	363,835
14,000,000	CNY	China Railway Construction Corp., Ltd. 1.500%, 12/21/21	2,051,288
5,735,000		Echo Global Logistics, Inc.~ 2.500%, 05/01/20	5,664,373
146,000		Fortive Corp.*^ 0.875%, 02/15/22	154,574
30,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	275,637
40,000,000	JPY	Kansai Paint Company, Ltd. 0.000%, 06/17/19	358,399
250,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	248,389
20,000,000	JPY	Nippon Flour Mills Company, Ltd. 0.000%, 06/20/25	183,043
100,000	EUR	Symrise, AG 0.238%, 06/20/24	129,769
1,200,000		Vinci, SA 0.375%, 02/16/22	1,364,268
			10,793,575

Information Technology (10.1%)
311,000		8x8, Inc.µ* 0.500%, 02/01/24	350,394
190,000		Akamai Technologies, Inc.µ* 0.125%, 05/01/25	201,087
95,000		Coupa Software, Inc.µ* 0.375%, 01/15/23	223,624
2,700,000		DocuSign, Inc.*^ 0.500%, 09/15/23	2,903,540
2,380,000		Envestnet, Inc.µ 1.750%, 12/15/19	2,800,332
40,000		Euronet Worldwide, Inc.*^ 0.750%, 03/15/49	44,825
1,000,000		Guidewire Software, Inc.µ^ 1.250%, 03/15/25	1,143,780
113,000		II-VI, Inc.µ 0.250%, 09/01/22	123,622
155,000		Inphi Corp.µ^ 0.750%, 09/01/21	164,600
3,000,000		j2 Global, Inc.µ^~ 3.250%, 06/15/29	4,074,045
2,315,000		Lenovo Group, Ltd. 3.375%, 01/24/24	2,715,935
171,000		Lumentum Holdings, Inc.^ 0.250%, 03/15/24	213,286
448,000		Microchip Technology, Inc. 1.625%, 02/15/27	581,067

PRINCIPAL AMOUNT			VALUE
77,000		Micron Technology, Inc. 2.125%, 02/15/33	$296,731
186,000		New Relic, Inc.*^ 0.500%, 05/01/23	216,896
630,000		NXP Semiconductors, NV 1.000%, 12/01/19	696,749
591,000		Okta, Inc.^ 0.250%, 02/15/23	1,310,773
93,000		ON Semiconductor Corp. 1.000%, 12/01/20	124,705
7,880,000		Palo Alto Networks, Inc.* 0.750%, 07/01/23	8,933,635
81,000		Pluralsight, Inc.* 0.375%, 03/01/24	92,605
151,000		Q2 Holdings, Inc. 0.750%, 02/15/23	211,987
173,000		Silicon Laboratories, Inc. 1.375%, 03/01/22	220,377
3,725,000	EUR	SOITEC 0.000%, 06/28/23	4,874,052
		Splunk, Inc.*^
6,430,000		0.500%, 09/15/23~	7,315,732
1,690,000		1.125%, 09/15/25	1,961,820
350,000		Square, Inc.*^ 0.500%, 05/15/23	416,481
200,000		STMicroelectronics, NV 0.000%, 07/03/22	227,365
85,000		Synaptics, Inc. 0.500%, 06/15/22	77,650
93,000		Twilio, Inc.*^ 0.250%, 06/01/23	187,630
150,000		Veeco Instruments, Inc. 2.700%, 01/15/23	130,397
197,000		Weibo Corp. 1.250%, 11/15/22	187,907
190,000		Wix.com, Ltd.*^ 0.000%, 07/01/23	223,239
385,000		Workday, Inc. 0.250%, 10/01/22	571,642
5,050,000		Xero Investments, Ltd. 2.375%, 10/04/23	5,257,075
195,000		Zendesk, Inc. 0.250%, 03/15/23	294,645
			49,370,230

Materials (2.1%)
250,000		BASF, SE 0.925%, 03/09/23	235,004
100,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	137,798
4,232,000		Cemex, SAB de CV 3.720%, 03/15/20	4,213,231

Schedule of Investments April 30, 2019 (Unaudited)

18 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
4,000,000		Glencore Funding, LLC^ 0.000%, 03/27/25	$3,667,120
200,000		LG Chem, Ltd. 0.000%, 04/16/21	199,842
2,085,000		Royal Gold, Inc.~ 2.875%, 06/15/19	2,085,167
			10,538,162

Real Estate (0.6%)
500,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	597,981
		IH Merger Sub, LLCµ
1,914,000		3.500%, 01/15/22	2,223,063
126,000		3.000%, 07/01/19	170,025
20,000,000	JPY	Relo Group, Inc. 0.000%, 03/22/21	197,194
			3,188,263
		Total Convertible Bonds (Cost $187,858,937)	186,364,600

U.S. Government and Agency Securities (5.6%)
United States Treasury Note
6,100,000		1.750%, 10/31/20	6,049,933
5,843,000		1.875%, 05/31/22^	5,779,996
5,020,000		2.625%, 08/15/20^	5,038,165
4,990,000		2.625%, 11/15/20	5,012,858
4,710,000		1.875%, 10/31/22	4,651,329
1,002,000		1.000%, 06/30/19	999,602
		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $27,544,141)	27,531,883

Bank Loans (2.5%)
Communication Services (0.7%)
248,741		Charter Communications Operating, LLC‡ 4.490%, 04/30/25 1 mo. LIBOR + 2.00%	249,635
225,000		CommScope, Inc.‡ 5.733%, 04/06/26 1 mo. LIBOR + 3.25%	227,285
150,000		CSC Holdings, LLC‡ 5.473%, 04/15/27 1 mo. LIBOR + 3.00%	150,730
629,297		Cumulus Media New Holdings, Inc.‡ 6.990%, 05/15/22 1 mo. LIBOR + 4.50%	625,128
350,000		Intelsat Jackson Holdings, SA 6.625%, 01/02/24	353,792
200,000		Intelsat Jackson Holdings, SA‡ 6.979%, 01/02/24 1 mo. LIBOR + 4.50%	201,965

PRINCIPAL AMOUNT		VALUE
517,558	New Media Holdings II, LLC‡ 8.733%, 07/14/22 1 mo. LIBOR + 6.25%	$517,773
608,475	Sprint Communications, Inc.‡ 5.500%, 02/02/24 1 mo. LIBOR + 3.00%	600,617
290,000	Windstream Services, LLC‡ 9.750%, 02/17/24 3 mo. PRIME + 4.25%	294,930
		3,221,855

Consumer Discretionary (0.3%)
148,875	American Greetings Corp.‡ 6.983%, 04/06/24 1 mo. LIBOR + 4.50%	149,526
233,178	PetSmart, Inc.‡ 6.730%, 03/11/22 1 mo. LIBOR + 4.25%	225,438
498,750	R.R. Donnelley & Sons Company‡ 7.483%, 01/15/24 1 mo. LIBOR + 5.00%	500,723
721,875	Weight Watchers International, Inc.‡ 7.350%, 11/29/24 3 mo. LIBOR + 4.75%	696,158
		1,571,845

Consumer Staples (0.0%)
177,934	JBS USA LUX, SA! 10/30/22	178,259

Energy (0.2%)
200,000	Epic Crude Services, LP‡ 7.490%, 02/20/26 1 mo. LIBOR + 5.00%	199,667
287,100	McDermott Technology Americas, Inc.‡ 7.483%, 05/10/25 1 mo. LIBOR + 5.00%	284,737
246,875	Par Pacific Holdings, Inc.‡ 9.340%, 12/17/25 3 mo. LIBOR + 6.75%	249,961
		734,365

Financials (0.2%)
74,198	AssuredPartners, Inc.‡ 5.733%, 10/22/24 1 mo. LIBOR + 3.25%	73,967
371,250	Genworth Holdings, Inc.‡ 6.987%, 03/07/23 1 mo. LIBOR + 4.50%	375,194
222,727	GLP Financing, LLC‡ 3.977%, 04/28/21 1 mo. LIBOR + 1.50%	221,474
297,750	HUB International, Ltd.‡ 5.336%, 04/25/25 3 mo. LIBOR + 2.75%	295,145
		965,780

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE

Health Care (0.7%)
719,395	Amneal Pharmaceuticals, LLC‡ 6.000%, 05/04/25 1 mo. LIBOR + 3.50%	$722,902
693,750	Bausch Health Americas, Inc.‡ 5.474%, 06/02/25 1 mo. LIBOR + 3.00%	697,690
237,500	Bausch Health Cos., Inc.‡ 5.224%, 11/27/25 1 mo. LIBOR + 2.75%	237,999
510,000	Gentiva Health Services, Inc.‡ 9.500%, 07/02/26 1 mo. LIBOR + 7.00%	524,981
175,048	Gentiva Health Services, Inc.‡ 6.250%, 07/02/25 1 mo. LIBOR + 3.75%	175,815
329,026	Mallinckrodt International Finance, SA‡ 5.351%, 09/24/24 3 mo. LIBOR + 2.75%	297,298
343,000	Ortho Clinical Diagnostics, SA‡ 5.733%, 06/30/25 1 mo. LIBOR + 3.25%	336,998
592,443	Team Health Holdings, Inc.‡ 5.233%, 02/06/24 1 mo. LIBOR + 2.75%	557,637
		3,551,320

Industrials (0.1%)
350,000	Dun & Bradstreet Corporation (The)‡ 7.479%, 02/01/26 1 mo. LIBOR + 5.00%	353,064
249,375	RegionalCare Hospital Partners Holdings, Inc.‡ 6.987%, 11/16/25 1 mo. LIBOR + 4.50%	250,934
		603,998

Information Technology (0.3%)
349,125	BMC Software Finance, Inc.‡ 6.851%, 10/02/25 3 mo. LIBOR + 4.25%	347,597
248,737	Dell International LLC‡ 4.490%, 09/07/23 1 mo. LIBOR + 2.00%	249,158
650,000	First Data Corp.‡ 4.481%, 04/26/24 1 mo. LIBOR + 2.00%	650,611
		1,247,366
	Total Bank Loans (Cost $12,021,704)	12,074,788

NUMBER OF SHARES		VALUE

Convertible Preferred Stocks (11.6%)
Communication Services (3.2%)
76,127	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/01/19	$15,802,159

Consumer Staples (0.1%)
6,365	Energizer Holdings, Inc.µ 7.500%, 01/15/22	652,310

Energy (0.3%)
	NuStar Energy, LP‡
38,210	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	788,655
17,300	8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	405,858
		1,194,513

Financials (0.9%)
5,000	2017 Mandatory Exchangeable Trust* 5.188%, 12/01/20	808,800
14,232	Assurant, Inc.µ 6.500%, 03/15/21	1,480,270
641	Bank of America Corp. 7.250%, 12/31/49	846,447
3,550	Virtus Investment Partners, Inc. 7.250%, 02/01/20	366,395
649	Wells Fargo & Company 7.500%, 12/31/49	848,529
		4,350,441

Health Care (0.8%)
25,179	Becton Dickinson and Companyµ 6.125%, 05/01/20	1,498,402
2,485	Danaher Corp.µ 4.750%, 04/15/22	2,617,948
		4,116,350

Industrials (0.6%)
10,000	Colfax Corp.µ 5.750%, 01/15/22	1,340,600
1,500	Fortive Corp.µ 5.000%, 07/01/21	1,619,160
		2,959,760

Information Technology (0.4%)
15,000	MTS Systems Corp. 8.750%, 07/01/19	1,743,585

Materials (0.2%)
22,059	International Flavors & Fragrances, Inc.µ 6.000%, 09/15/21	1,156,554

Real Estate (0.9%)
3,765	Crown Castle International Corp.µ 6.875%, 08/01/20	4,344,772

Schedule of Investments April 30, 2019 (Unaudited)

20 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE

Utilities (4.2%)
46,991		American Electric Power Company, Inc.µ 6.125%, 03/15/22	$2,442,592
9,575		Aqua America, Inc.µ 6.000%, 04/30/22	522,604
20,000		CenterPoint Energy, Inc.µ 7.000%, 09/01/21	1,064,800
105,200		DTE Energy Company 6.500%, 10/01/19	5,871,212
83,600		NextEra Energy, Inc.µ 6.123%, 09/01/19	5,216,640
		Sempra Energy
16,880		6.750%, 07/15/21	1,815,106
4,816		6.000%, 01/15/21	514,782
11,765		South Jersey Industries, Inc.^ 7.250%, 04/15/21	607,427
25,000		Vistra Energy Corp. 7.000%, 07/01/19	2,516,000
			20,571,163
		Total Convertible Preferred Stocks (Cost $53,286,378)	56,891,607

Common Stocks (59.2%)
Communication Services (10.1%)
5,700		Alphabet, Inc. - Class A~#	6,834,072
86,500		America Movil, SAB de CV - Class L^	1,277,605
2,540		Cumulus Media, Inc. - Class A#	46,025
26,000	JPY	Nintendo Company, Ltd.	8,954,804
96,000	EUR	Orange, SA	1,500,341
176,200	HKD	Tencent Holdings, Ltd.	8,684,483
59,500		Verizon Communications, Inc.^	3,402,805
1,176,545	GBP	Vodafone Group, PLC	2,182,342
121,245		Walt Disney Company^~	16,606,927
			49,489,404

Consumer Discretionary (5.7%)
1,370		Amazon.com, Inc.#	2,639,332
30,300		Aptiv, PLC	2,596,710
146,200	GBP	Compass Group, PLC	3,326,615
78,600	EUR	Daimler, AG	5,158,988
100,000		Ford Motor Company~	1,045,000
6,800	KRW	Hyundai Motor Company	807,163
31,400		Lowe’s Companies, Inc.	3,552,596
18,300		Lululemon Athletica, Inc.#	3,227,205
17,525		Newell Brands, Inc.~	252,009
9,000	EUR	Porsche Automobil Holding, SE	625,659
7,600	EUR	Puma, SE	4,701,077
			27,932,354

NUMBER OF SHARES			VALUE

Consumer Staples (6.3%)
96,100	CAD	Alimentation Couche-Tard, Inc. - Class B	$5,666,148
85,100		Coca-Cola Company	4,175,006
31,400	EUR	Danone, SA	2,539,555
40,900	EUR	Kerry Group, PLC - Class A	4,569,605
47,300	CHF	Nestlé, SA	4,553,931
25,500		Philip Morris International, Inc.	2,207,280
68,800		Walmart, Inc.^	7,075,392
			30,786,917

Energy (6.2%)
782,000	GBP	BP, PLC	5,686,469
17,800		Chevron Corp.~	2,137,068
40,000		ConocoPhillips	2,524,800
23,500		Devon Energy Corp.~	755,290
16,800		Energy Transfer, LP	254,016
20,110		Enterprise Products Partners, LP	575,749
59,900		Exxon Mobil Corp.~	4,808,772
3,975		GasLog, Ltd.^	62,129
5,554		Hess Corp.^	356,122
5,080		Magellan Midstream Partners, LP	315,011
45,000		Marathon Petroleum Corp.	2,739,150
24,000		Noble Corp., PLC^#	63,120
87,000	EUR	Royal Dutch Shell, PLC - Class A	2,768,422
82,300	GBP	Royal Dutch Shell, PLC - Class A	2,622,196
98,974		Schlumberger, Ltd.~	4,224,210
7,380		Targa Resources Corp.^	296,307
10,682		Tidewater, Inc.^#	240,345
14,361		Transocean, Ltd.^#	112,877
2,500		Williams Companies, Inc.	70,825
			30,612,878

Financials (11.1%)
330,000	HKD	AIA Group, Ltd.	3,379,014
141,400		American International Group, Inc.	6,726,398
140,388	EUR	Azimut Holding, S.p.A.^	2,838,873
319,700		Bank of America Corp.^~	9,776,426
25,300		Cboe Global Markets, Inc.	2,570,733
46,700	EUR	Deutsche Böerse, AG	6,240,164
25,400		Goldman Sachs Group, Inc.	5,230,368
172,200	INR	HDFC Bank, Ltd.	5,724,335
201,700		Itau Unibanco Holding, SA	1,744,705
98,000	CAD	Power Financial Corp.	2,335,702
158,900	GBP	Prudential, PLC	3,610,426
83,900		US Bancorp	4,473,548
			54,650,692

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 21

NUMBER OF SHARES			VALUE

Health Care (6.5%)
57,800	GBP	AstraZeneca, PLC	$4,306,088
1,885		Biogen, Inc.#	432,117
26,500		Celgene Corp.~#	2,508,490
23,400	AUD	CSL, Ltd.	3,282,126
23,000		Edwards Lifesciences Corp.#	4,049,610
4,400		Intuitive Surgical, Inc.#	2,246,772
80,700		Johnson & Johnson^~	11,394,840
22,100		Laboratory Corp. of America Holdings#	3,534,232
			31,754,275

Industrials (3.6%)
190,000	CHF	ABB, Ltd.	3,908,055
37,029	EUR	Alstom, SA	1,629,171
38,200		Delta Air Lines, Inc.~	2,226,678
27,200	JPY	FANUC Corp.	5,110,211
242,500		General Electric Company	2,466,225
34,600	EUR	KION Group, AG	2,380,225
1,302		Wabtec Corp.^	96,439
			17,817,004

Information Technology (7.8%)
46,140		Apple, Inc.~	9,258,914
13,100	EUR	ASML Holding, NV	2,735,421
60,000	JPY	Canon, Inc.	1,664,884
480,300	SEK	LM Ericsson Telephone Company - Class B	4,751,211
51,700		Microsoft Corp.~	6,752,020
580,000	EUR	Nokia Corp.	3,047,675
23,600		PayPal Holdings, Inc.#	2,661,372
89,500		Taiwan Semiconductor Manufacturing Company, Ltd.~	3,921,890
22,700		Visa, Inc. - Class A	3,732,561
			38,525,948

Materials (1.5%)
154,000	CAD	Barrick Gold Corp.	1,957,617
160,000	AUD	Newcrest Mining, Ltd.	2,826,435
30,000	GBP	Rio Tinto, PLC	1,750,172
280,000	CAD	Yamana Gold, Inc.	614,466
			7,148,690

Utilities (0.4%)
45,801	EUR	Engie, SA	678,090
10,500		Exelon Corp.	534,975
29,000	EUR	RWE, AG	743,851
			1,956,916
		Total Common Stocks (Cost $367,743,307)	290,675,078

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

Purchased Options (0.2%) #
Consumer Discretionary (0.1%)
		Alibaba Group Holding, Ltd.
41 760,837		Call, 06/21/19, Strike $185.00	$36,900
24 445,368		Call, 06/21/19, Strike $175.00	36,300
		Booking Holdings, Inc.
20 3,709,980		Call, 01/17/20, Strike $1,920.00	291,100
4 741,996		Call, 06/21/19, Strike $1,750.00	59,180
			423,480

Industrials (0.0%)
47 572,836	EUR	Airbus, SE Call, 06/21/19, Strike 115.00	43,543

Other (0.1%)
		Invesco QQQ Trust Series
2,470 46,816,380		Put, 05/17/19, Strike $178.00	71,630
1,170 22,176,180		Put, 07/19/19, Strike $187.00	498,420
			570,050
		Total Purchased Options (Cost $2,332,557)	1,037,073

NUMBER OF SHARES		VALUE

Short Term Investments (6.5%)
15,915,675	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	15,920,450
15,817,778	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	15,817,778
	Total Short Term Investments (Cost $31,738,263)	31,738,228
	TOTAL INVESTMENTS (148.6%) (Cost $806,975,175)	728,802,746

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-13.3%)		(65,000,000)

LIABILITIES, LESS OTHER ASSETS (-35.3%)		(173,303,146)

NET ASSETS (100.0%)		$490,499,600

Common Stocks Sold Short (-5.7%) #
Communication Services (-0.3%)
(68,200)	Gannett Company, Inc.	(636,306)
(23,845)	New York Times Company - Class A	(790,462)
		(1,426,768)

Schedule of Investments April 30, 2019 (Unaudited)

22 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Consumer Discretionary (-1.1%)
(11,098)	Alibaba Group Holding, Ltd.	$(2,059,456)
(23,855)	Ctrip.com International, Ltd.	(1,050,813)
(9,750)	Tesla, Inc.	(2,327,227)
		(5,437,496)

Consumer Staples (-0.1%)
(10,825)	Energizer Holdings, Inc.	(518,409)

Financials (-0.4%)
(10,940)	Assurant, Inc.	(1,039,300)
(34,000)	AXA Equitable Holdings, Inc.	(771,460)
		(1,810,760)

Health Care (-0.3%)
(5,550)	Becton Dickinson and Company	(1,336,107)

Industrials (-0.5%)
(39,320)	Colfax Corp.	(1,186,284)
(14,500)	Fortive Corp.	(1,251,930)
		(2,438,214)

Information Technology (-1.7%)
(6,400)	Guidewire Software, Inc.	(681,600)
(37,100)	j2 Global, Inc.	(3,250,702)
(28,500)	MTS Systems Corp.	(1,566,930)
(9,974)	Okta, Inc.	(1,037,596)
(15,180)	Splunk, Inc.	(2,095,447)
		(8,632,275)

Materials (-0.2%)
(6,452)	International Flavors & Fragrances, Inc.	(889,021)

Utilities (-1.1%)
(6,614)	Aqua America, Inc.	(258,343)
(28,700)	CenterPoint Energy, Inc.	(889,700)
(11,750)	Sempra Energy	(1,503,413)
(15,294)	South Jersey Industries, Inc.	(491,243)
(81,500)	Vistra Energy Corp.	(2,220,875)
		(5,363,574)
	Total Common Stocks Sold Short (Proceeds $23,005,469)	(27,852,624)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Written options (-0.2%) #
Energy (0.0%)
400 2,524,800	ConocoPhillips Call, 11/15/19, Strike $72.50	$(64,600)

Health Care (-0.1%)
265 2,508,490	Celgene Corp. Call, 07/19/19, Strike $90.00	(159,000)

Information Technology (-0.1%)
190 3,812,730	Apple, Inc. Call, 06/21/19, Strike $170.00	(595,175)

	Total Written options (Premium $326,219)	$(818,775)

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $68,178,663 (see Note 7 - Notes Payable).

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2019.

&Illiquid security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options, swaps, or securities sold short. The aggregate value of such securities is $20,942,060.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#Non-income producing security.

***The rate disclosed is the 7 day net yield as of April 30, 2019.

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 23

FOREIGN CURRENCY ABBREVIATIONS

AUDAustralian Dollar

CADCanadian Dollar

CHFSwiss Franc

CNYChinese Yuan Renminbi

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

SEKSwedish Krona

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2019

	Value	% of Total Investments
US Dollar	$530,172,819	75.7%
European Monetary Unit	59,011,318	8.4%
British Pound Sterling	23,484,308	3.4%
Hong Kong Dollar	22,872,453	3.3%
Japanese Yen	22,325,933	3.2%
Canadian Dollar	14,359,972	2.0%
Swiss Franc	8,461,986	1.2%
Australian Dollar	6,108,561	0.9%
Indian Rupee	5,724,335	0.8%
Swedish Krona	4,751,211	0.7%
Chinese Yuan Renminbi	2,051,288	0.3%
South Korean Won	807,163	0.1%
Total Investments Net of Common Stocks Sold Short and Written Options	$700,131,347	100.0%

Currency exposure may vary over time.

24 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities April 30, 2019 (Unaudited)

ASSETS
Investments in securities, at value (cost $806,975,175)	$728,802,746
Cash with custodian (interest bearing)	60,275
Restricted cash for short positions (interest bearing)	27,714,480
Foreign currency (cost $14,981)	14,581
Receivables:
Accrued interest and dividends	4,286,363
Investments sold	3,203,129
Prepaid expenses	318,747
Other assets	89,333
Total assets	764,489,654

LIABILITIES
Due to custodian bank	447,841
Securities sold short, at value (proceeds $23,005,469)	27,852,624
Options written, at value (premium $326,219)	818,775
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,600,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $543,479) (Note 8)	64,456,521
Payables:
Notes payable	174,500,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	166,989
Investments purchased	4,401,292
Affiliates:
Investment advisory fees	595,002
Deferred compensation to trustees	89,333
Trustees’ fees and officer compensation	8,778
Other accounts payable and accrued liabilities	652,899
Total liabilities	273,990,054
NET ASSETS	$490,499,600

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 59,195,062 shares issued and outstanding	$598,670,613
Undistributed net investment income (loss)	(18,726,725)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(5,822,834)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	(83,621,454)*
NET ASSETS	$490,499,600
Net asset value per common shares based upon 59,195,062 shares issued and outstanding	$8.29

*Net of deferred foreign capital gains tax of $(78,661).

Statement of Operations Six Months Ended April 30, 2019 (Unaudited)

See accompanying Notes to Financial Statements	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 25

INVESTMENT INCOME
Interest	$9,323,184
Dividends	4,824,266
Foreign Taxes Withheld	(146,569)
Total investment income	14,000,881

EXPENSES
Investment advisory fees	3,527,280
Interest expense on Notes Payable (Note 7)	2,657,286
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	1,309,090
Dividend or interest expense on short positions	172,571
Legal fees	43,840
Custodian fees	41,740
Printing and mailing fees	40,659
Fund administration fees	32,675
Accounting fees	30,800
Trustees’ fees and officer compensation	24,643
Audit fees	19,452
Transfer agent fees	15,834
Registration fees	7,508
Other	79,729
Total expenses	8,003,107
NET INVESTMENT INCOME (LOSS)	5,997,774

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(4,865,862	)(a)
Purchased options	(3,171,737)
Foreign currency transactions	(14,599)
Written options	403,059
Short positions	(1,427,841)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	49,178,744	(b)
Purchased options	945,997
Foreign currency translations	(6,324)
Written options	(494,722)
Short positions	(3,528,280)
NET GAIN (LOSS)	37,018,435
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,016,209

(a)Net of foreign capital gains tax of $(922).

(b)Net of change of $(78,661) in deferred capital gains tax.

Statements of Changes in Net Assets

26 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$5,997,774	$10,350,328
Net realized gain (loss)	(9,076,980)	48,388,898
Change in unrealized appreciation/(depreciation)	46,095,415	(81,727,808)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	43,016,209	(22,988,582)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(24,844,298)	(49,604,918)
Net decrease in net assets from distributions to common shareholders	(24,844,298)	(49,604,918)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	374,687	1,271,622
Net increase (decrease) in net assets from capital stock transactions	374,687	1,271,622
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,546,598	(71,321,878)

NET ASSETS
Beginning of period	$471,953,002	$543,274,880
End of period	$490,499,600	$471,953,002

Statement of Cash Flows

See accompanying Notes to Financial Statements	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 27

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$43,016,209	$(22,988,582)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(145,658,467)	(763,412,204)
Net purchases of short term investments	(7,210,466)	(8,457,151)
Purchases of securities to cover securities sold short	(8,086,066)	(15,010,167)
Proceeds paid on closing written options	(138,566)	(5,141,121)
Proceeds from disposition of investment securities, including purchased options	203,146,282	776,250,415
Proceeds from securities sold short	5,730,905	27,755,707
Premiums received from written options	754,278	3,231,722
Amortization and accretion of fixed-income securities	(3,126,194)	(3,740,053)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	49,728	108,813
Net realized gains/losses from investments, excluding purchased options	4,865,872	(42,730,760)
Net realized gains/losses from capital gains tax	—	(33,685)
Net realized gains/losses from purchased options	3,171,737	(6,340,984)
Net realized gains/losses from short positions	1,427,841	(1,168,041)
Net realized gains/losses from written options	(403,059)	2,003,793
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(49,178,744)	79,232,247
Change in unrealized appreciation or depreciation on capital gains tax	(78,661)	—
Change in unrealized appreciation or depreciation on purchased options	(945,997)	2,310,557
Change in unrealized appreciation or depreciation on short positions	3,528,280	171,045
Change in unrealized appreciation or depreciation on written options	494,722	987
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(218,488)	(629,979)
Prepaid expenses	(18,772)	(233,789)
Other assets	19,757	321,057
Increase/(decrease) in liabilities:
Payables to affiliates	(72,985)	(21,857)
Other accounts payable and accrued liabilities	87,604	(19,126)
Net cash provided by/(used in) operating activities	$51,156,750	$21,458,844

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(24,469,611)	(48,333,296)
Distributions to Mandatory Redeemable Preferred Shareholders	(34,788)	201,777
Offering costs on Mandatory Redeemable Preferred Shares	(1)	(14,875)
Net increase/(decrease) in due to custodian bank	447,841	(210,954)
(Repayment)/Proceeds from Notes Payable	(29,500,000)	44,000,000
Net cash provided by/(used in) financing activities	$(53,556,559)	$(4,357,348)
Net increase/(decrease) in cash and foreign currency*	$(2,399,809)	$17,101,496
Cash and restricted cash at beginning of period	$30,189,145	$13,087,649
Cash and foreign currency at end of period	$27,789,336	$30,189,145
Supplemental disclosure
Cash paid for interest on Notes Payable	$2,683,266	$4,431,287
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$1,274,302	$2,884,976
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$374,687	$1,271,622

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	74,856	4,206,409
Restricted cash for swap collateral	—	—
Restricted cash for short positions	27,714,480	25,982,736
Total cash and restricted cash at period end	$27,789,336	$30,189,145

*Includes net change in unrealized appreciation or depreciation on foreign currency of $(400).

28   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. Under normal circumstances, the Fund will invest primarily in a globally diversified portfolio of convertible instruments, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2019. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

30   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2016 - 2018 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee. On October 12, 2018, the Board of Trustees approved terminating the financial accounting services agreement between the Funds and Calamos Advisors effective November 1, 2018. Effective November 1, 2018, the Funds entered into an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Funds. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Funds’ holdings. Effective November 1, 2018, the Funds entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Funds. These services include: monitoring the calculation of expense accrual amounts for each Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for each Fund; preparing financial reporting statements for each Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $89,333 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2019. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2019.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2019 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$135,938,376
Proceeds from sales	—	194,126,433

The cost basis of investments for federal income tax purposes at April 30, 2019 was as follows*:

Cost basis of investments	$783,643,487
Gross unrealized appreciation	33,521,995
Gross unrealized depreciation	(117,034,135)
Net unrealized appreciation (depreciation)	$(83,512,140)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2019 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2018 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2018
Distributions paid from:
Ordinary income	$42,601,688
Long-term capital gains	9,577,615
Return of capital	—

As of October 31, 2018, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$325,945
Undistributed capital gains	1,091,589
Total undistributed earnings	1,417,534
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(127,389,606)
Total accumulated earnings/(losses)	(125,972,072)
Other	(370,852)
Paid-in-capital	598,295,926
Net assets applicable to common shareholders	$471,953,002

32   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2019.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

Notes to Financial Statements (Unaudited)

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2019, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2019, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2019, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$1,037,073	$—
Written options(2)	—	818,775
	$1,037,073	$818,775

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

34   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2019, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	11,173
Written options	3,760

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $265.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2019, the average borrowings under the Agreement were $181.8 million. For the period ended April 30, 2019, the average interest rate was 2.87%. As of April 30, 2019, the amount of total outstanding borrowings was $174.5 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2019 was 2.88%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2019, approximately $123.1 million of securities were on loan ($86.1 million of fixed income securities and $37.0 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 2,600,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $65.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2019.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	860	$25	$21,500,000
Series B	9/06/24	4.00%	860	$25	$21,500,000
Series C	9/06/27	4.24%	880	$25	$22,000,000
				Total	$65,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 9 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,195,062 shares outstanding at April 30, 2019. Transactions in common shares were as follows:

	SIX MONTHS ENDED April 30, 2019	YEAR ENDED October 31, 2018
Beginning shares	59,149,167	59,006,992
Shares issued through reinvestment of distributions	45,895	142,175
Ending shares	59,195,062	59,149,167

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

36   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$122,489,489	$—	$122,489,489
Convertible Bonds	—	186,364,600	—	186,364,600
U.S. Government and Agency Securities	—	27,531,883	—	27,531,883
Bank Loans	—	12,074,788	—	12,074,788
Convertible Preferred Stocks	38,537,063	18,354,544	—	56,891,607
Common Stocks U.S.	160,813,068	—	—	160,813,068
Common Stocks Foreign	15,953,100	113,908,910	—	129,862,010
Purchased Options	1,037,073	—	—	1,037,073
Short Term Investments	31,738,228	—	—	31,738,228
Total	$248,078,532	$480,724,214	$—	$728,802,746
Liabilities:
Common Stocks Sold Short U.S.	$27,852,624	$—	$—	$27,852,624
Written Options	818,775	—	—	818,775
Total	$28,671,399	$—	$—	$28,671,399

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   37

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31,
		2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$7.98	$9.21	$8.16	$8.92	$9.86	$10.05
Income from investment operations:
Net investment income (loss)*	0.10	0.18	0.22	0.28	0.28	0.40
Net realized and unrealized gain (loss)	0.63	(0.57)	1.67	(0.20)	(0.38)	0.21
Total from investment operations	0.73	(0.39)	1.89	0.08	(0.10)	0.61
Less distributions to common shareholders from:
Net investment income	(0.42)	(0.84)	(0.76)	(0.46)	(0.72)	(0.70)
Net realized gains	–	–	(0.08)	–	–	–
Return of capital	–	–	–	(0.38)	(0.12)	(0.10)
Total distributions	(0.42)	(0.84)	(0.84)	(0.84)	(0.84)	(0.80)
Premiums from shares sold in at the market offerings	–	–	–	–	–	–
Net asset value, end of period	$8.29	$7.98	$9.21	$8.16	$8.92	$9.86
Market value, end of period	$8.35	$7.59	$9.13	$7.16	$7.68	$9.01
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	9.83%	(4.85)%	25.23%	2.98%	(0.15)%	7.02%
Market value	16.31%	(8.71)%	41.48%	4.95%	(5.92)%	10.93%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	3.39% (c)	2.97%	2.23%	2.06%	1.89%	1.79%
Net investment income (loss)	2.60% (c)	1.95%	2.58%	3.42%	2.97%	3.92%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$490,500	$471,953	$543,275	$481,513	$526,508	$581,624
Portfolio turnover rate	19%	93%	99%	29%	45%	32%
Average commission rate paid	$0.0261	$0.0199	$0.0295	$0.0289	$0.0244	$0.0269
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$65,000	$65,000	$65,000	$–	$–	$–
Notes Payable (000’s omitted)	$174,500	$204,000	$160,000	$196,000	$224,400	$230,000
Asset coverage per $1,000 of loan outstanding(d)	$4,183	$3,632	$4,802	$3,457	$3,346	$3,529
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$281	$285	$295	$–	$–	$–

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.68%, 1.60%, 1.53%, 1.54%, 1.53% and 1.48%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

38   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Global Dynamic Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Dynamic Income Fund (the “Fund”) as of April 30, 2019, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2018, and the financial highlights for each of the five years in the period then ended; and in our report dated December 17, 2018, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 14, 2019

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   39

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

40   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   41

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2019 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHWSAN 3083 2019

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2019

By:	/s/ Curtis Holloway
Name: Curtis Holloway
Title: Principal Financial Officer
Date: June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2019

By:	/s/ Curtis Holloway
Name: Curtis Holloway
Title: Principal Financial Officer
Date: June 25, 2019